UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.    OTHER EVENTS.

Item 8.01.    Other Events.

FedEx Corporation (the “Company”) is filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into its Registration Statement on Form S-3 (Registration No. 333-183989).

During the first quarter of fiscal 2015, we ceased allocating to our transportation segments the costs associated with our corporate headquarters division. These costs included services related to general oversight functions, including executive officers and certain legal and finance functions. Beginning in fiscal 2015, these costs are included in “Corporate, eliminations and other” in our segment reporting and reconciliations. Additionally, beginning in our Form 10-Q for the first quarter of fiscal 2015, we consolidated and revised our disclosures with respect to the net impact of fuel into one disclosure to enhance the transparency and understanding of this complex dynamic on our operating results.

To reflect these changes, the Company is updating: (i) management’s discussion and analysis of results of operations and financial condition for the fiscal year ended May 31, 2014 (“MD&A”), (ii) Note 14, business segment information, of the fiscal 2014 consolidated financial statements (these consolidated financial statements, together with the notes thereto and the related report of Ernst & Young LLP, the “Financial Statements”), (iii) the report of Ernst & Young LLP on the fiscal 2014 consolidated financial statements to reflect the audit of revised Note 14 and (iv) quantitative and qualitative disclosures about market risk for the fiscal year ended May 31, 2014 (“Market Risk Disclosures”). The revised MD&A, Financial Statements and Market Risk Disclosures are filed herewith in their entirety. Apart from the changes noted herein, the MD&A, Financial Statements and Market Risk Disclosures filed herewith are identical to the MD&A, Financial Statements and Market Risk Disclosures appearing in the Company’s Form 10-K for the fiscal year ended May 31, 2014 (“Form 10-K”) and do not reflect events occurring subsequent to the filing of the Form 10-K. There is no change to the Company’s previously reported operating results, financial condition or cash flows. As indicated in their report included therein, the Financial Statements have been audited by Ernst & Young LLP.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Management’s Discussion and Analysis of Results of Operations and Financial Condition for the Fiscal Year Ended May 31, 2014.

99.2	Consolidated Financial Statements, together with the Notes thereto and the Report of Ernst & Young LLP dated July 14, 2014 (except for Note 14, as to which the date is January 6, 2015).

99.3	Quantitative and Qualitative Disclosures about Market Risk for the Fiscal Year Ended May 31, 2014.

101.1	Interactive Data Files.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: January 6, 2015	By:	/s/ Herbert C. Nappier
Herbert C. Nappier
Staff Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Management’s Discussion and Analysis of Results of Operations and Financial Condition for the Fiscal Year Ended May 31, 2014.

99.2	Consolidated Financial Statements, together with the Notes thereto and the Report of Ernst & Young LLP dated July 14, 2014 (except for Note 14, as to which the date is January 6, 2015).

99.3	Quantitative and Qualitative Disclosures about Market Risk for the Fiscal Year Ended May 31, 2014.

101.1	Interactive Data Files.

E-1